UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 29, 2007

NEVADA CLASSIC THOROUGHBREDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31154	86-1007952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 North 110th Place

Mesa, AZ 85207

(Address of principal executive offices, including zip code)

(480) 890-0678

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

Ele Jinon , LLC, a Utah-based limited liability company, has entered into discussions with the company regarding the purchase of the company's product and marketing division via PixelPetExpo's program of Internet marketing and advertising. While there can be no assurance that these discussions will lead to the sale of the company's Internet marketing division, it is proper to disclose that discussions with El Jinon, LLC have begun as of May 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA CLASSIC THOROUGHBREDS, INC.

Date: May 29, 2007	/s/ Brad Brimhall
Brad Brimhall President and Chief Executive Officer